SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 5, 2003

Date of Report

DOLE FOOD COMPANY, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-4455	99-0035300

(Commission File No.)	(IRS Employer Identification Number)

One Dole Drive
Westlake Village, California 91362

(Address of Principal Executive Offices)

(818) 879-6600

(Registrant’s Telephone Number, Including Area Code)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Item 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit
Number	Description

99.1	Consolidated Financial Statements of Dole Food Company, Inc. and Subsidiaries

99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations

1

Item 9. REGULATION FD DISCLOSURE.

     Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference, are the Consolidated Financial Statements of Dole Food Company, Inc. (the “Company”) and Subsidiaries for the three years ended December 28, 2002 and the accompanying Management’s Discussion and Analysis of Financial Condition and Results of Operations. The Company is filing these documents because they are to be included in offering memoranda to be distributed on March 5, 2003 to qualified investors, in respect of $375 million of senior notes to be issued by the Company and $75 million of senior notes to be issued by the Company's new proposed holding company, DHM Holding Company, Inc. These proposed offerings are being made pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 5, 2003

DOLE FOOD COMPANY, INC.

By:	/s/ YOON HUGH Yoon Hugh Corporate Controller and Chief Accounting Officer

3

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Consolidated Financial Statements of Dole Food Company, Inc. and Subsidiaries

99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations

4